Debt - Scheduled Maturities of Long-Term Debt During Five Years (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Debt Disclosure [Abstract]
2018	$ 24,291
2019	9,516
2020	8,170
2021	500,000
Total Debt	541,977
Debt Issuance Costs	(5,000)	$ (14,000)
Total Debt - Net of Issuance Costs	$ 536,977	$ 752,520